VANGUARD[R] CONVERTIBLE SECURITIES FUND

[PHOTO]

SEMIANNUAL REPORT
May 31, 2000

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments.

Remember that, at any moment, some part of adiversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN       1            FUND PROFILE                8
THE MARKETS IN PERSPECTIVE     4            PERFORMANCE SUMMARY        11
REPORT FROM THE ADVISER        6            FINANCIAL STATEMENTS       12
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's (R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Vanguard Convertible Securities Fund earned a strong return of 12.0% during the first half of its fiscal year, surpassing the results of its average peer and its benchmark index. During a very volatile period for financial markets, the fund's gains well surpassed the returns of the broad stock and bond markets.

     The table at right presents the fund's total return (capital change plus reinvested dividends) for the six months ended May 31, along with those of the average competing fund and our unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index. We also present the returns of the Wilshire 5000 Total Market Index, which is a proxy for the overall U.S. stock market, and the Lehman Brothers Aggregate Bond Index, a benchmark for the overall taxable bond market.

------------------------------------------------------------
                                       TOTAL RETURNS
                                     SIX MONTHS ENDED
                                       MAY 31, 2000
------------------------------------------------------------
Vanguard Convertible Securities Fund         12.0%
------------------------------------------------------------
Average Convertible Securities Fund*         10.7%
------------------------------------------------------------
CS First Boston Convertibles Index           10.4%
------------------------------------------------------------
Wilshire 5000 Total Market Index             2.4%
Lehman Aggregate Bond Index                  1.4
------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Our total return is based on an increase in net asset value from $13.18 per share on November 30, 1999, to $13.77 per share on May 31, 2000, and is adjusted for dividends totaling $0.25 per share paid from net investment income and a distribution of $0.70 per share paid from net realized capital gains. The fund's annualized dividend yield was 3.99% on May 31, up from 3.16% when the period began.

THE PERIOD IN REVIEW

The U.S. economy continued a remarkably strong advance during the first half of our fiscal year. The economy's total output during the first quarter of calendar 2000 was 5.0% higher--after adjusting for inflation--than in the first quarter of 1999. And May marked the 110th month of uninterrupted expansion for the U.S. economy--the longest period ever without a recession.

     A growing economy generally means good news for corporate profits and for stocks. However, during the past six months, many investors were concerned that the economy might be too robust and that its rapid growth, combined with a very low unemployment rate (around 4% of the workforce), could light a fire under inflation. To siphon some steam from the economy, the Federal Reserve Board raised its target for short-term interest rates three times for a total of 1 percentage point from February 2 through May 16.

     The overall stock market, as measured by the Wilshire 5000 Index, rose 2.4% during the six months. However, there were frequent and wide swings in stock prices, especially among small-capitalization stocks and for technology issues, whose valuations had reached very high levels. The small-cap Russell 2000 Growth Index, which is heavily weighted in technology stocks, saw a 43.6% gain from November 30 through February 29, followed by a -26.6% decline from February 29 through May 31, resulting in a 5.4% return for the half-year.

     When the dust cleared, nearly all the major stock indexes registered gains. However, in contrast to recent years, value stocks showed some strength. They slightly outpaced growth stocks in both the S&P 500 and Russell 2000 Indexes over the six months ended May 31.

     For fixed income investors, the Fed's efforts to boost interest rates had mixed results. In response to the Fed's 1-percentage-point increase in its target federal funds rate, the yield on 3-month U.S. Treasury bills climbed as much as 91 basis points (0.91 percentage point), to 6.21% as of May 16. However, in the final two weeks of the period, rates fell. Apparently, many market participants thought that the Fed's half-point increase in rates on May 16 might suffice to slow the economy enough to preempt inflation. By May 31, the 3-month T-bill yield was 5.62%, representing an increase of 32 basis points during the half-year.

     Prices of longer-term Treasury securities benefited from a shrinking supply, as the growing federal budget surplus resulted in reduced issuance of new bonds and the repurchase of some outstanding bonds. The yield of the 30-year Treasury bond fell 28 basis points, on balance, ending the half-year at 6.01%. The yield of the 10-year Treasury note rose 8 basis points, to 6.27%. Prices of most corporate bonds declined during the half-year. The 1.4% return for the Lehman Aggregate Bond Index consisted of an average price decline of about 2%, offset by a six-month income return of 3.4%.

PERFORMANCE OVERVIEW

Vanguard Convertible Securities Fund's 12.0% return for the half-year was very satisfactory, exceeding the returns of all of our benchmarks. This performance, however, did not mean that the fund, or convertible securities in general, escaped the price gyrations seen in many market sectors.

     Our fund gained 23.2% during the first three months of the half-year, then fell -9.1% from March through May. Our average peer saw similar fluctuations to a somewhat lesser degree with returns of 20.5% and -7.6% for the respective periods. CS First Boston Convertibles Index diverged more (+25.4% and -11.9%).

     Our holdings in the technology, telecommunications, and health care sectors helped our performance during the first half of the reporting period. Because our fund typically sells securities that have risen to extreme valuations, we escaped some of the impact of sharp declines experienced by certain technology-related convertibles during the March-May quarter. Some of these securities had significant weightings within the index, so their declines disproportionately hurt this benchmark during the second fiscal quarter.

     For more details on the convertible securities market, see the Report From The Adviser on page 6.

IN SUMMARY

The volatility of the stock and bond markets during the past six months certainly illustrated the beneficial role convertible securities can play in some portfolios. As stock-bond hybrids, convertibles typically provide higher income than common stocks and higher potential for capital appreciation than bonds. They also can provide a degree of protection against steep drops in common stocks.

     Because there are no guarantees that any asset class will perform well in any given period, we advocate a diversified portfolio of stock funds, bond funds, and money market funds. The mix of such funds should fit your goals, time horizon, and risk tolerance.

Sticking with such a plan for the long haul can help investors ride out market turbulence on course to their long-term goals.


/S/
John J. Brennan
Chairman and Chief Executive Officer


June 29, 2000


--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

In the past, the quarterly income dividend that Vanguard Convertible Securities Fund distributed to shareholders was paid at a set rate of $0.12 per share. Any income the fund earned in excess of the set rate was distributed in the December income dividend. Beginning with the dividend of $0.11 per share that was paid in March 2000, the fund is distributing income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income throughout the year.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
IN MEMORY
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.
--------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.

     Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.

     Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of
2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.

----------------------------------------------------------------------
                                              TOTAL RETURNS
                                        PERIODS ENDED MAY 31, 2000
                                       -------------------------------
                                      6 MONTHS    1 YEAR     5 YEARS*
----------------------------------------------------------------------
STOCKS
  S&P 500 Index                        2.9%        10.5%       23.8%
  Russell 2000 Index                   5.5          9.9        13.5
  Wilshire 5000 Index                  2.4         10.7        22.3
  MSCI EAFE Index                      0.7         17.4        10.4
----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index          1.4%        2.1%         6.0%
  Lehman 10 Year Municipal Bond Index  0.7        -0.2          5.3
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index            2.7         5.2          5.2
----------------------------------------------------------------------
OTHER
  Consumer Price Index                 1.8%        3.1%         2.4%
----------------------------------------------------------------------
*Annualized.


     Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

U.S. STOCK MARKETS

Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.

     The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.

     Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.

     Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS

The Federal Reserve's influence on interest rates is strongest for short-term securities. Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points--from 6.29% to 6.01%--during the half-year.

     Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.

     Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive--yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS

A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

     The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.

     In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

REPORT FROM THE ADVISER

Vanguard Convertible Securities Fund's performance during the first half of its 2000 fiscal year was reasonably rewarding, given the extremely volatile investing environment. During the six months ended May 31, the fund had an attractive absolute return of 12.0%, which was moderately ahead of the returns for both of our primary benchmarks: the average convertible-securities mutual fund (+10.7%) and the CS First Boston Convertibles Index (+10.4%).

     The half-year was certainly a period of extremes--sharp gains for growth-stock indexes early in the period followed by steep losses in the latter months. Of course, the markets were extremely volatile during this time, with significant changes intraweek and even intraday. In this extreme environment, the fund performed relatively well. The downside protection of convertibles held, as expected, protecting our shareholders from the full decline in the equity markets.

     Your fund's performance during the past six months was affected by a variety of positive factors. The first was the fund's significant exposure to the technology and telecommunication sectors, where many individual holdings were above-average performers. Second, the fund's exposure to the health care sector was beneficial because the stocks of biotech and genomic companies generally performed very well. Lastly, the fund benefited from a generally busy calendar of new issues, as a wide variety of companies used the convertibles market as a source of financing. Many of these issues appeared cheap by various statistical measures and experienced immediate appreciation.

     Despite the recent sharp decline in many telecommunications securities, we continue to feel positive about this sector and to emphasize wireless communications (including not only the service providers themselves, but also companies providing infrastructure for wireless communications). Our positions in this area include Nextel Communications, EchoStar Communications, American Tower, and Pinnacle Holdings. During the latter half of the six months, our winners came from the defensive sectors, including energy, health care, and financial services issues. Not surprisingly, investment-grade convertibles outperformed those of lower credit quality when the market fell and investors flocked to high-rated issues.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------

     We recently increased our exposure to oil and gas companies, adding Kerr-McGee, Anadarko Petroleum, and Pride International convertibles. The first two are investment-grade issues.

     During the six-month period, the CS First Boston Convertibles Index was buffeted by the same forces that affected your fund. However, the index declined further during the market sell-off. This is because many of the index's largest components are convertibles that behave as pure equity substitutes and that accordingly felt the full force of the declines in the underlying stocks. In the past, when these securities were soaring, we noted that they totally lacked downside protection; now we report that they performed poorly, as expected, when downside protection was needed.

     As usual, we are fully invested in convertible securities; we hold no common stocks or other nonconvertible investments. The fund remains well diversified, with approximately 23% of assets in convertible preferreds and the balance in convertible bonds. Given the market's recent weakness, our average conversion premium has expanded. Over time, we will follow our usual practice of rotating out of issues with extremely high conversion premiums and reinvesting in convertibles with a favorable balance of upside potential to downside risk.

     One effect of the recent sharp stock market decline has been a dramatic slowdown in new convertibles coming to market. Only a few deals were priced in April and May, in contrast to the first-quarter deluge. We expect issuance to be moderate over the summer months. Despite this lull, year-to-date new issuance is quite strong, with $30.9 billion in convertibles priced through May 2000, versus $9.2 billion for the first five months of 1999.

     We feel that current convertible valuations are attractive. Given the moderating pace of new issuance, the relative lack of supply will keep upward pressure on the prices of issues with significant call protection. In addition, forced conversions and redemptions will continue to occur, which should increase demand for the remaining issues. Overall, liquidity has been quite reasonable given the extreme market environment.

     Our principal strategy has been to take profits on highly appreciated issues and reinvest the proceeds in securities that offer a good balance between the potential for appreciation due to the underlying stocks and the downside protection of strong fixed income properties. Given the market's recent volatility, we continue to place a heavy emphasis on securities with downside protection. We believe this is particularly important today, when there is considerable potential for interest rates to move higher.

     In summary, we note that this has been a very volatile market for all financial assets, but that balanced convertibles have provided favorable absolute and relative returns as well as good downside protection when needed. Finally, we reiterate that balanced convertibles are attractively priced today and should continue to provide the reasonable return/risk trade-off we desire.


Oaktree Capital Management, LLC


June 9, 2000

FUND PROFILE
CONVERTIBLE SECURITIES FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 9 and 10.


FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Securities                     80
Yield                                  4.0%
Conversion Premium                    29.8%
Average Weighted Maturity         6.1 years
Average Coupon                         4.3%
Average Quality                           B
Average Duration                  4.7 years
Foreign Holdings                       8.6%
Turnover Rate                         200%*
Expense Ratio                        0.60%*
Cash Reserves                          4.2%
*Annualized.


DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
-------------------------------------------
Aaa/AAA                                1.1%
Aa/AA                                  0.0
A/A                                    3.0
Baa/BBB                               12.9
Ba/BB                                 10.4
B/B                                   30.7
Less than B/B                         10.7
Not Rated                             31.2
-------------------------------------------
Total                                100.0%


VOLATILITY MEASURES
-------------------------------------------
               CONVERTIBLE         S&P 500
               SECURITIES
-------------------------------------------
R-Squared           0.45             1.00
Beta                0.59             1.00



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------
American Tower Corp.                   3.5%
Titan Capital Trust                    3.4
Nextel Communications, Inc.            3.3
SCI Systems Inc.                       3.2
EchoStar Communications Corp.          2.8
Sepracor Inc.                          2.8
Rational Software Corp.                2.7
Semtech Corp.                          2.6
Solectron Corp.                        2.4
SEACOR Holdings, Inc.                  2.3
-------------------------------------------
Top Ten                               29.0%


DISTRIBUTION BY MATURITY
(% OF BONDS)
-------------------------------------------
Under 1 Year                           0.0%
1-5 Years                             34.7
5-10 Years                            65.3
10-20 Years                            0.0
20-30 Years                            0.0
Over 30 Years                          0.0
-------------------------------------------
Total                                100.0%

SECTOR DIVERSIFICATION (% OF PORTFOLIO)
--------------------------------------------------------------------------------
                                      MAY 31, 1999             MAY 31, 2000
                                      --------------------------------------
                                       CONVERTIBLE              CONVERTIBLE
                                        SECURITIES               SECURITIES
                                      --------------------------------------
Auto & Transportation .................     8.4%                     2.4%
Consumer Discretionary ................    20.7                      6.1
Consumer Staples ......................     1.5                      0.0
Financial Services ....................     5.1                      3.1
Health Care ...........................    16.6                     15.5
Integrated Oils .......................     2.1                      2.7
Other Energy ..........................     6.6                     13.0
Materials & Processing ................     1.8                      2.4
Producer Durables .....................     4.2                      7.0
Technology ............................    22.2                     32.3
Utilities .............................    10.8                     15.5
Other .................................     0.0                      0.0
--------------------------------------------------------------------------------




AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.

NUMBER OF SECURITIES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular security.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentages of a fund's securities that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY
CONVERTIBLE SECURITIES FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 17, 1986-MAY 31, 2000
--------------------------------------------------------
        CONVERTIBLE SECURITIES FUND      FIRST BOSTON*
FISCAL   CAPITAL  INCOME   TOTAL             TOTAL
YEAR     RETURN   RETURN   RETURN           RETURN
--------------------------------------------------------
1986     -2.0%    1.8%    -0.2%               1.6%
1987    -19.0     4.2     -14.8              -5.4
1988     11.4     7.4      18.8              16.5
1989     10.7     7.0      17.7              16.3
1990    -16.3     5.4     -10.9              -8.7
1991     21.7     7.5      29.2              24.6
1992     19.9     6.1      26.0              21.7
1993      9.5     4.4      13.9              19.2
--------------------------------------------------------


TOTAL INVESTMENT RETURNS: JUNE 17, 1986-MAY 31, 2000
--------------------------------------------------------
        CONVERTIBLE SECURITIES FUND      FIRST BOSTON*
FISCAL   CAPITAL  INCOME   TOTAL             TOTAL
YEAR     RETURN   RETURN   RETURN           RETURN
--------------------------------------------------------
1994     -8.5%    4.1%     -4.4%             -3.9%
1995     11.9     5.2      17.1              24.0
1996      9.9     5.0      14.9              15.3
1997     10.6     4.2      14.8              15.4
1998     -6.4     4.2      -2.2               1.4
1999     18.7     6.1      24.8              30.6
2000**   10.1     1.9      12.0              10.4
--------------------------------------------------------
 *CS First Boston Convertibles Index.
**Six months ended May 31, 2000.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                                 10 YEARS
                        INCEPTION                       ------------------------
                          DATE      1 YEAR    5 YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Convertible Securities
  Fund                  6/17/1986   51.11%   17.60%      8.78%    5.17%   13.95%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
CONVERTIBLE SECURITIES FUND                     (000)                (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (72.7%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.5%)
Tower Automotive Inc.
   5.00%, 8/1/2004                          $   5,730           $    4,613
                                                                ----------
CONSUMER DISCRETIONARY (5.2%)
EchoStar Communications Corp.
(1)4.875%, 1/1/2007                             8,110                8,597
Getty Images, Inc.
(1)5.00%, 3/15/2007                             4,595                3,515
IMAX Corp.
   5.75%, 4/1/2003                                415                  460
Jacor Communications, Inc.
   0.00%, 2/9/2018                              1,125                  667
Lamar Advertising Co.
   5.25%, 9/15/2006                             2,605                2,761
                                                                ----------
                                                                    16,000
                                                                ----------
FINANCIAL SERVICES (1.1%)
American International Group Inc.
   0.50%, 5/15/2007                             3,295                3,208
                                                                ----------
HEALTH CARE (13.3%)
Affymetrix, Inc.
(1)4.75%, 2/15/2007                               705                  465
   5.00%, 10/1/2006                             2,065                2,323
Alpharma, Inc.
   3.00%, 6/1/2006                              1,145                1,810

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
ALZA Corp.
   0.00%, 7/14/2014                         $   2,540           $    1,635
Athena Neurosciences Inc.
   4.75%, 11/15/2004                            2,460                3,035
COR Therapeutics, Inc.
(1)5.00%, 3/1/2007                              3,320                3,554
Human Genome Sciences, Inc.
   3.75%, 3/15/2007                             1,960                1,235
Imclone Systems, Inc.
(1)5.50%, 3/1/2005                              4,920                4,114
Incyte Pharmaceuticals, Inc.
(1)5.50%, 2/1/2007                              3,495                2,250
Ivax Corp.
(1)5.50%, 5/15/2007                             3,650                4,398
Millennium Pharmaceuticals, Inc.
   5.50%, 1/15/2007                             4,405                5,110
Roche Holdings, Inc.
   0.00%, 4/20/2010                             4,055                2,278
Sepracor Inc.
(1)5.00%, 2/15/2007                             6,730                8,076
   7.00%, 12/15/2005                              285                  472
                                                                ----------
                                                                    40,755
                                                                ----------
INTEGRATED OILS (2.6%)
Devon Energy Corp.
   4.95%, 8/15/2008                             6,095                6,125
Kerr-McGee Corp.
   5.25%, 2/15/2010                             1,535                1,798
                                                                ----------
                                                                     7,923
                                                                ----------

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
OTHER ENERGY (6.7%)
Anadarko Petroleum Corp.
   0.00%, 3/7/2020                          $   8,915           $    6,051
Pride International, Inc.
   0.00%, 4/24/2018                            10,435                4,409
SEACOR Holdings, Inc.
   5.375%, 11/15/2006                           6,730                7,193
Transocean Sedco Forex Inc.
   0.00%, 5/24/2020                             4,845                2,846
                                                                ----------
                                                                    20,499
                                                                ----------
PRODUCER DURABLES (6.7%)
American Tower Corp.
   5.00%, 2/15/2010                            11,595               10,726
Efficient Networks, Inc.
(1)5.00%, 3/15/2005                             3,865                2,474
Kulicke & Soffa Industries, Inc.
   4.75%, 12/15/2006                            1,550                1,974
Mark IV Industries, Inc.
   4.75%, 11/1/2004                             1,555                1,434
Pinnacle Holdings, Inc.
(1)5.50%, 9/15/2007                             4,870                3,993
                                                                ----------
                                                                    20,601
                                                                ----------
TECHNOLOGY (27.5%)
COMMUNICATIONS TECHNOLOGY (5.0%)
Aether Systems, Inc.
   6.00%, 3/22/2005                             4,325                3,741
Gilat Satellite Networks Ltd.
(1)4.25%, 3/15/2005                            10,005                7,179
Juniper Networks, Inc.
   4.75%, 3/15/2007                             5,510                4,436

COMPUTER SERVICES SOFTWARE & SYSTEMS (2.9%)
Mail.com, Inc.
(1)7.00%, 2/1/2005                              1,590                  700
Rational Software Corp.
(1)5.00%, 2/1/2007                              6,745                8,254

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (12.7%)
ASM Lithography Holding NV
(1)4.25%, 11/30/2004                            2,175                2,523
Amkor Technologies, Inc.
(1)5.00%, 3/15/2007                             6,095                6,110
Burr-Brown Corp.
(1)4.25%, 2/15/2007                             1,440                1,732
Cymer, Inc.
   3.50%, 8/6/2004                              4,645                4,506
Cypress Semiconductor Corp.
   4.00%, 2/1/2005                              4,610                5,336
LSI Logic Corp.
   4.00%, 2/15/2005                             4,780                4,918
S3 Inc.
   5.75%, 10/1/2003                               450                  458
Semtech Corp.
(1) 4.50%, 2/1/2007                             9,340                8,079
TriQuint Semiconductor, Inc.
(1)4.00%, 3/1/2007                              2,895                2,654
Vitesse Semiconductor Corp.
(1)4.00%, 3/15/2005                             3,355                2,629


--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
ELECTRONICS--TECHNOLOGY (6.9%)
SCI Systems Inc.
   3.00%, 3/15/2007                         $   9,375           $    9,750
Sanmina Corp.
   4.25%, 5/1/2004                              2,600                4,046
Solectron Corp.
   0.00%, 5/8/2020                             12,915                7,362
                                                                ----------
                                                                    84,413
                                                                ----------
UTILITIES (8.1%)
Level 3 Communications, Inc.
   6.00%, 3/15/2010                             7,160                5,925
NTL Inc.
(1)5.75%, 12/15/2009                            5,895                4,569
Nextel Communications, Inc.
(1)5.25%, 1/15/2010                            11,545               10,145
Primus Telecommunications Group, Inc.
(1)5.75%, 2/15/2007                             5,855                4,216
                                                                ----------
                                                                    24,855
                                                                ----------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $232,167)                                                  222,867
--------------------------------------------------------------------------------


                                               Shares
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (23.1%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.8%)
  Tower Automotive Capital Trust
   6.75% Cvt. Pfd.                             71,800                2,369
                                                                ----------
CONSUMER DISCRETIONARY (0.6%)
  Emmis Communications Corp.
   6.25% Cvt. Pfd.                             36,800                1,877
                                                                ----------
ENERGY (5.7%)
o(1)AES Trust VII
   6.00% Cvt. Pfd.                             86,700                4,964
  Apache Corp.
   6.50% Cvt. Pfd.                             83,000                4,363
  EVI, Inc.
   5.00% Cvt. Pfd.                            125,700                6,049
  Pogo Trust I
   6.50% Cvt. Pfd.                             37,300                2,156
                                                                ----------
                                                                    17,532
                                                                ----------

FINANCIAL SERVICES (2.0%)
  Ace, Ltd. 8.25% Cvt. Pfd.                   100,800                5,998
                                                                ----------
HEALTH CARE (1.6%)
o Biovail Corp. 6.75% Cvt. Pfd.               102,800                4,754
                                                                ----------
MATERIALS & PROCESSING (2.3%)
  Georgia Pacific Group 7.50%
   Cvt. Pfd.                                   13,700                  498
  Sealed Air Corp. $2.00 Cvt. Pfd.            119,800                6,499
                                                                ----------
                                                                     6,997
                                                                ----------
TECHNOLOGY (3.4%)
(1)Titan Capital Trust 5.75% Cvt. Pfd.        226,000               10,509
                                                                ----------
UTILITIES (6.7%)
  Broadwing Inc. 6.75% Cvt. Pfd                51,100                2,223
  Decs Trust VI 6.25% Cvt. Pfd.                30,200                1,683
  Global Crossing Holding Ltd.
   7.00% Cvt. Pfd.                             14,550                2,521

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
CONVERTIBLE SECURITIES FUND                    SHARES                (000)
--------------------------------------------------------------------------------
  MediaOne Group, Inc. 7.00%
   Cvt. Pfd.                                   20,600                  932
  MGC Communications, Inc.
   7.25% Cvt. Pfd.                             41,000                1,640
(1)PSINet Inc. 7.00% Cvt. Pfd.                183,700                6,246
  UnitedGlobalCom Inc. 7.00%
   Cvt. Pfd.                                   89,600                4,077
  Winstar Communications, Inc.
   7.25% Cvt. Pfd.                              1,400                1,204
                                                                ----------
                                                                    20,526
                                                                ----------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $73,364)                                                    70,562
--------------------------------------------------------------------------------
                                                 Face
                                               Amount
                                                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.38%, 6/1/2000                             $12,837               12,837
  6.43%, 6/1/2000--Note F                       6,730                6,730
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $19,567)                                                    19,567
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
  (COST $325,098)                                                  312,996
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                 4,879
Liabilities--Note F                                                (11,549)
                                                                ----------
                                                                    (6,670)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 22,251,650 outstanding
 $.001 par value shares of beneficial interest.
 (unlimited authorization)                                        $306,326
================================================================================
NET ASSET VALUE PER SHARE                                           $13.77
================================================================================
  *See Note A in Notes to Financial Statements.
  oNon-income  producing  security.  New issue that has not
   paid a dividend as of May 31, 2000.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the aggregate value of these securities was $121,945,000, representing 39.8% of net assets.



--------------------------------------------------------------------------------
                                                          AMOUNT      PER
                                                           (000)    SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                         $283,242    $12.73
Undistributed Net
 Investment Income                                         2,422       .11
Accumulated Net Realized Gains                            32,764      1.47
Unrealized Depreciation--Note E                          (12,102)     (.54)
--------------------------------------------------------------------------------
NET ASSETS                                              $306,326    $13.77
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                                   CONVERTIBLE SECURITIES FUND
                                                 SIX MONTHS ENDED MAY 31, 2000
                                                                         (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                           $  1,474
   Interest                                                               4,743
   Security Lending                                                          34
                                                                       ---------
      Total Income                                                        6,251
                                                                       ---------
Expenses
   Investment Advisory Fees--Note B
      Basic Fee                                                             544
      Performance Adjustment                                               (194)
   The Vanguard Group--Note C
      Management and Administrative                                         394
      Marketing and Distribution                                             13
   Custodian Fees                                                             9
   Auditing Fees                                                              4
   Shareholders' Reports                                                      7
                                                                       ---------
     Total Expenses                                                         777
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     5,474
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                          32,850
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                (25,387)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $12,937
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                            CONVERTIBLE SECURITIES  FUND
                                                                          ---------------------------------
                                                                             SIX MONTHS                YEAR
                                                                                  ENDED               ENDED
                                                                          MAY  31, 2000       NOV. 30, 1999
                                                                                  (000)               (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                  $      5,474        $      7,219
   Realized Net Gain                                                            32,850              10,911
   Change in Unrealized Appreciation (Depreciation)                            (25,387)             19,254
                                                                           --------------------------------
      Net Increase in Net Assets Resulting from Operations                      12,937              37,384
                                                                           --------------------------------
DISTRIBUTIONS
   Net Investment Income                                                        (4,219)             (8,161)
   Realized Capital Gain                                                        (9,590)                 --
                                                                           --------------------------------
      Total Distributions                                                      (13,809)             (8,161)
                                                                           --------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                                      151,496              28,408
   Issued in Lieu of Cash Distributions                                         12,342               6,782
   Redeemed                                                                    (36,272)            (56,911)
                                                                           --------------------------------
      Net Increase (Decrease) from Capital Share Transactions                  127,566             (21,721)
-----------------------------------------------------------------------------------------------------------
   Total Increase                                                              126,694               7,502
-----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                         179,632             172,130
                                                                           --------------------------------

   End of Period                                                              $306,326            $179,632
===========================================================================================================

1Shares Issued (Redeemed)
   Issued                                                                       10,220               2,386
   Issued in Lieu of Cash Distributions                                            925                 603
   Redeemed                                                                     (2,523)             (4,869)
                                                                           --------------------------------
     Net Increase (Decrease) in Shares Outstanding                               8,622              (1,880)
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                      CONVERTIBLE SECURITIES FUND
                                                                        YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED    -----------------------------------------------------
THROUGHOUT EACH PERIOD                 MAY 31, 2000            1999        1998       1997      1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $13.18       $11.10      $13.01     $13.07    $12.03    $10.94
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                           .27          .52         .52        .53       .43       .52
   Net Realized and Unrealized Gain (Loss)
      on Investments                              1.27         2.13        (.77)      1.17      1.29      1.26
                                              -----------------------------------------------------------------
      Total from Investment Operations            1.54         2.65        (.25)      1.70      1.72      1.78
                                              -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income           (.25)        (.57)       (.54)      (.47)     (.54)     (.51)
   Distributions from Realized Capital Gains      (.70)          --       (1.12)     (1.29)     (.14)     (.18)
                                              -----------------------------------------------------------------
      Total Distributions                         (.95)        (.57)      (1.66)     (1.76)     (.68)     (.69)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $13.77       $13.18      $11.10     $13.01    $13.07    $12.03
===============================================================================================================
TOTAL RETURN                                     12.03%       24.85%      -2.16%     14.81%    14.88%    17.10%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions             $306         $180        $172       $189      $170      $172
   Ratio of Total Expenses to
       Average Net Asset                         0.60%*        0.55%       0.73%      0.67%     0.69%     0.75%
   Ratio of Net Investment Income to
       Average Net Assets                        4.20%*        4.30%       4.36%      4.29%     3.43%     4.63%
   Portfolio Turnover Rate                        200%*         162%        186%       182%       97%       46%
===============================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Credit Suisse First Boston Convertible Securities Index. For the six months ended May 31, 2000, the advisory fee represented an effective annual rate of 0.42% of the fund's average net assets before a decrease of $194,000 (0.15%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended May 31, 2000, the fund purchased $373,157,000 of investment securities and sold $242,466,000 of investment securities, other than temporary cash investments.

E. At May 31, 2000, net unrealized depreciation of investment securities for financialreporting and federal income tax purposes was $12,102,000, consisting of unrealized gains of $16,768,000 on securities that had risen in value since their purchase and $28,870,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at May 31, 2000, was $6,581,000, for which the fund held cash collateral of $6,730,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and  Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index  Fund*
Morgan(TM)  Growth  Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap  Growth Index Fund*
Small-Cap  Index  Fund*
Small-Cap   Value  Index  Fund*
Tax-Managed   Capital
 Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund*
Tax-Managed  Small-Cap Fund*
Total  International  Stock
  Index Fund
Total Stock  Market  Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
----------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global  Asset   Allocation  Fund
LifeStrategy(R)   Conservative
 Growth  Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed  Balanced Fund
Wellesley(R)  Income Fund
Wellington(TM) Fund

BOND FUNDS
----------------------------------------
Admiral(TM)  Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term Treasury
 Fund
Admiral(TM)  Short-Term  Treasury
  Fund
GNMA  Fund
High-Yield  Corporate  Fund
High-Yield  Tax-Exempt Fund
Insured Long-Term Tax-Exempt
 Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term  Corporate Fund
Intermediate-Term  Tax-Exempt
 Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds
(California,  Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
----------------------------------------
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
----------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge,
PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  trustee's
professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.

ROBERT A. DISTEFANO  Information Technology.

JAMES H. GATELY  Individual Investor Group.

KATHLEEN C. GUBANICH  Human Resources.

IAN A. MACKINNON  Fixed Income Group.

F. WILLIAM MCNABB, III  Institutional Investor Group.

MICHAEL S. MILLER  Planning and Development.

RALPH K. PACKARD  Chief Financial Officer.

GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.




Q822 072000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.